Exhibit 10.2
AMENDING AGREEMENT

THIS AGREEMENT made the 29th day of June, 2007

BETWEEN:
LML PAYMENT SYSTEMS INC., a corporation continued  under the laws of the Yukon Territory

(“LML”)

AND:
BEANSTREAM INTERNET COMMERCE INC., a corporation incorporated under the laws of British Columbia

(“Beanstream”)

AND:
CRAIG THOMSON, an individual residing at 4787 Amblewood Drive, Victoria, British Columbia, V8Y 2S2

(the “Employee”)

WHEREAS:

A.
Beanstream and the Employee are parties to an employment agreement dated December 1, 2006 (the “Original Agreement”) whereby Beanstream has retained the services of the Employee in acting as its President and Chief Executive Officer;

B.
Pursuant to an Arrangement Agreement dated April 30, 2007 as amended by an amending agreement dated May 24, 2007 between LML and Beanstream, LML acquired all of the issued and outstanding shares in the capital stock of Beanstream; and

C	The parties now wish to make certain amendments to the Original Agreement upon the terms and conditions set out in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1.	Section 3.6 and Section 3.7 of the Original Agreement are deleted in their entirety.

2.	The following provision is added to the Original Agreement as a new Section 3.6:

“3.6           The Employee is eligible to be awarded options to purchase Common Shares in the capital stock of LML by the Stock Option Committee of LML or the Compensation Committee of LML, as the case may be.”

3.
All provisions of the Original Agreement which are not amended by this Agreement remain unchanged and the amendments contemplated in Sections 1 and 2 hereof  taken together with all other unamended provisions of the Original Agreement form the employment agreement between Beanstream and the Employee as if such amendments formed part of the Original Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

LML PAYMENT SYSTEMS INC.

Per: /s/ Patrick H. Gaines
Authorized Signatory

BEANSTREAM INTERNET COMMERCE INC.

Per: /s/ Craig Thomson
Authorized Signatory

CRAIG THOMSON

/s/ Craig Thomson	/s/ Chris Koide
Signature	Witness Signature

Chris Koide
Print Witness Name